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                                                                    EXHIBIT 99.1



                            CERTIFICATION PURSUANT TO
                   TITLE 18, UNITED STATES CODE, SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


         In connection with the Quarterly Report of Scioto Downs, Inc. (the Company) on Form 10-Q for the quarterly period ended July 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the Report), I, Edward T. Ryan, President of the Company, certify, pursuant to Title 18, United States Code, Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the consolidated financial condition and consolidated results of operations of the Company.


                                            /s/Edward T. Ryan
                                            ------------------------------------

                                            Print Name:  Edward T. Ryan

                                            Title:  President

                                            Date:  September 16, 2002

         In connection with the Quarterly Report of Scioto Downs, Inc. (the Company) on Form 10-Q for the quarterly period ended July 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the Report), I, Richard J. Fiore, Chief Financial Officer of the Company, certify, pursuant to Title 18, United States Code, Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the consolidated financial condition and consolidated results of operations of the Company.


                                            /s/Richard J. Fiore
                                            ------------------------------------

                                            Print Name:  Richard J. Fiore

                                            Title:  Chief Financial Officer

                                            Date:  September 16, 2002


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